SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2000

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-91561              41-1955181
(State or other jurisdiction          (Commission          (I.R.S. employer
     of incorporation)               file number)         identification no.)


 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota       55437
             (Address of principal executive offices)                (Zip code)

                                 (612) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1,   Group  1,  Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 5/25/00.

               20.2   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV1,
                      GMACM  Home   Loan-Backed   Term   Notes,   GMACM   Series
                      2000-HLTV1,   Servicing   Certificate   for  Payment  Date
                      5/18/00.

               20.3   Residential Asset Mortgage Products, Inc.,
                      GMACM Mortgage Pass-Through Certificates, Series 2000-J1, Servicing Certificate for Payment Date 5/25/00.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



              By:    /s/ Patricia C. Taylor
              Name:  Patricia C. Taylor
              Title: Vice President



Date: June 8, 2000